UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 16, 2006 (May 10, 2006)
                                                  -----------------------------

                           TOMMY HILFIGER CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

       BRITISH VIRGIN ISLANDS           1-11226               98-0372112
-------------------------------------------------------------------------------
  (State or other jurisdiction of     (Commission           (IRS Employer
           incorporation)             File Number)       Identification No.)

           9/F, Novel Industrial Building , 850-870 Lai Chi Kok Road,
                       Cheung-Sha Wan, Kowloon, Hong Kong
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code  852-2216-0668
                                                   ----------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note


On May 10, 2006, Tommy Hilfiger Corporation (the "Company") completed its merger (the "Merger") with Elmira (BVI) Unlimited ("Merger Sub"), an unlimited company organized under the laws of the British Virgin Islands and a direct wholly-owned subsidiary of Elmira 2 B.V. (f/k/a BMD Venture Capital B.V.), a Netherlands limited liability company ("Parent"), pursuant to the Agreement and Plan of Merger, dated as of December 23, 2005, among the Company, Parent and Merger Sub. Parent and Merger Sub are subsidiaries of funds advised by Apax Partners.


Item 3.03 Material Modification to Rights of Security Holders.

On May 10, 2006, Tommy Hilfiger U.S.A., Inc., a wholly-owned subsidiary of the Company ("TH USA"), accepted for payment all of its 6.85% Notes due 2008 (the "2008 Notes") that were validly tendered and not properly withdrawn prior to the expiration of TH USA's previously announced tender offer and consent solicitation (the "Offer") for the 2008 Notes. In connection with the completion of the Merger and the Offer, TH USA intends to request voluntary withdrawal from listing of the 2008 Notes from the New York Stock Exchange, Inc.

A copy of the press release issued by TH USA on May 16, 2006 announcing its intention to seek voluntary withdrawal from listing of the 2008 Notes is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


By action of the Merger, the existing directors of Merger Sub, Fred Gehring, Ludo Onnink and Matthijs Schutte, became the directors of the Company.


Item 9.01. Financial Statements and Exhibits.

           (c)   Exhibits

           99.1    Press Release dated May 16, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TOMMY HILFIGER CORPORATION


                                                 By:  /s/ Fred Gehring
                                                      -------------------------
                                                      Name:  Fred Gehring
                                                      Title: Director

Date: May 16, 2006

                                 EXHIBIT INDEX

    Exhibit No.          Description
    -----------          -----------

     99.1                Press Release dated May 16, 2006